UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2016

EXP WORLD HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 333-168025

Delaware	98-0681092
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

1321 King Street, Suite 1
Bellingham, WA 98229
(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (360) 685-4206

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02: Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Appointment of Russ Cofano as President and General Counsel of eXp World Holdings, Inc.

On September 21, 2016, eXp World Holdings, Inc. (OTCQB: EXPI; “eXp” or the “Company”) appointed Russ Cofano as its President and General Counsel, effective immediately. Prior to being appointed President and General Counsel of eXp World Holdings, Inc., Cofano was the Company’s Chief Strategy Officer and General Counsel dating back to July 29, 2016.

Prior to joining eXp, Cofano was Senior Vice President of Industry Relations for Move, Inc., operator of realtor.com from June 2014 through September 2015. At Move, Cofano was instrumental in reinvigorating realtor.com’s relationship with MLSs and associations and was a key influencer in realtor.com product improvements. Prior to Move, Cofano served as Chief Executive Officer for the Missouri REALTORS from June 2011 through June 2014. In just three short years, Cofano super-charged the association with a re-energized staff, new strategic plan, innovative member focused governance structure, private member-only social network, and implementation of a new governmental affairs program for local markets. Prior to his stint in Missouri, Cofano was Vice President and General Counsel to Seattle-based John L. Scott Real Estate, consistently ranked as one of the largest real estate brokerage companies in the nation, and helped JLS weather the great recession.

Cofano was also a private practice attorney for many years where he advised a diverse client base on matters involving real estate brokerage, REALTOR associations, MLSs, technology and intellectual Property, mergers and acquisitions, business transactions and franchising.

Cofano was born in December of 1960 and is a graduate of the University of Washington, obtaining his B.A (Business Administration) in 1983 and his Juris Doctor in 1987.

Mr. Jason Gesing resigned as President of eXp World Holdings, Inc. effective September 21, 2016. The Board of Directors accepted Mr. Gesing’s resignation as President of the Company and thanked him for his dedicated service in that capacity during a period of significant growth. Mr. Gesing joined eXp Realty in 2010 and began serving as the Company’s President in October of 2013. Mr. Gesing continues to serve as the Chief Executive Officer of the Company’s real estate brokerage division, a position he assumed in May 2016.

On September 23, 2016, the Company issued a press release announcing the management changes discussed above. A copy of the press release is filed with this Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press release dated September 23, 2016

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 23, 2016

EXP WORLD HOLDINGS, INC.

By:	/s/ Alan Goldman
Alan Goldman Chief Financial Officer

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